UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 6, 2014
Date of Report (Date of earliest event reported)

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Tremor Video, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-35982	20-5480343
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
53 West 23rd Street
New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 723-5300

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

         On August 6, 2014, Tremor Video, Inc., or the Company, issued a press release announcing its financial results for the quarter ended June 30, 2014. The Company’s press release is furnished as Exhibit 99.1 to this report.

         The information included in this report and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.   Financial Statements and Exhibits.

(d)    Exhibits.

        The Company hereby furnishes the following exhibit:

        99.1 Press release dated August 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tremor Video, Inc.

Dated: August 6, 2014
	By:	/s/ Todd Sloan
Todd Sloan
Senior Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated August 6, 2014.